                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 27nd day of January, 1997.


                                       /s/ Gregory M. Delaney
                                       ------------------------------
                                       Gregory M. Delaney


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Stewart Turley
                                       ------------------------------
                                       Stewart Turley


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Hinton F. Nobles, Jr.
                                       ------------------------------
                                       Hinton F. Nobles, Jr.


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Walter M. Alford
                                       ------------------------------
                                       Walter M. Alford


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Rita Bornstein
                                       ------------------------------
                                       Rita Bornstein


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ James L. Broadhead
                                       ------------------------------
                                       James L. Broadhead


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Alvin R. Carpenter
                                       ------------------------------
                                       Alvin R. Carpenter


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Marshall M. Criser
                                       ------------------------------
                                       Marshall M. Criser


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Jack B. Critchfield
                                       ------------------------------
                                       Jack B. Critchfield


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Remedios Diaz Oliver
                                       ------------------------------
                                       Remedios Diaz Oliver


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Clarence V. McKee
                                       ------------------------------
                                       Clarence V. McKee


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Thompson L. Rankin
                                       ------------------------------
                                       Thompson L. Rankin


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Frederick M. Schultz
                                       ------------------------------
                                       Frederick M. Schultz


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ John A. Williams
                                       ------------------------------
                                       John A. Williams


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Charles W. Newman
                                       ------------------------------
                                       Charles W. Newman


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Charles E. Rice
                                       ------------------------------
                                       Charles E. Rice


(SEAL)

                        SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of Barnett Banks, Inc. (the "Corporation") hereby constitutes and appoints Hinton F. Nobles, Jr., Charles W. Newman and Patrick J. McCann, and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead to sign the Corporation's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Secuities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have set my hand this 22nd day of January, 1997.


                                       /s/ Allen L. Lastinger, Jr.
                                       ------------------------------
                                       Allen L. Lastinger, Jr.


(SEAL)